                                                                 Exhibit 10.1.9


THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

No.: ____

                                     WARRANT

                            TO PURCHASE COMMON STOCK

                                       OF

                            BEACON POWER CORPORATION

                           (void after April 21, 2005)

         1. ISSUANCE OF WARRANT. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on April 21, 2005 (the "Termination Date"), at a price per share equal to $4.20 (the "Warrant Price") (subject to adjustment as described below), ____ shares of the Common Stock, $.01 par value per share (the "Warrant Stock") upon exercise of this warrant (this "Warrant") pursuant to Section 6 hereof. This Warrant is issued pursuant to the Securities Purchase Agreement (as defined below).

         2. DEFINITIONS. As used in this Warrant, the following terms have the definitions ascribed to them below:

                  (a) "Additional Stock" is defined in Section 3(d)(iv).

                  (b) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York or the District of Columbia are authorized to be closed.

                  (c) "Change-In-Control Event" means the occurrence after the Commencement Date of any of the following: (i) the acquisition of voting securities of the Company by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company's assets other than in a transaction in which holders of the voting securities of the Company immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate that represent in excess of 50% of the voting securities of such entity after consummation of such transaction.

                  (d) "Commencement Date" means the date of issue of this Warrant.

                  (e) "Common Stock" means the Company's Common Stock, $.01 par value per share.

                  (f) "Holder" means _____________, or its assigns.

                  (g) "Note and Warrant Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of April 21, 2000 by and among the Company and the Purchasers named therein and signatory thereto.

                  (h) "Class F Preferred Stock" means the Class F Preferred Stock, $.01 par value per share, of the Company.

         3. ADJUSTMENTS AND NOTICES. The Warrant Price and/or the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3. The Warrant Price and/or the number of Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Commencement Date.

                  (a) SUBDIVISION, STOCK DIVIDENDS OR COMBINATIONS. In case the Company shall at any time subdivide the outstanding shares of Warrant Stock or shall issue a stock dividend with respect to the Warrant Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Warrant Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) RECLASSIFICATION, EXCHANGE, SUBSTITUTION, IN-KIND DISTRIBUTION. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Warrant Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this
Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

                  (c) REORGANIZATION, MERGER ETC. In case of any Change-In-Control Event, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Warrant Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive Change-In-Control Events.

                  (d) DILUTIVE ISSUANCES ADJUSTMENT OF NUMBER OF SHARES AND WARRANT PRICE. In order to prevent dilution of the rights granted under this Warrant, the number of shares of Warrant Stock obtainable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as provided in this Section 3(d).

         (i) ADJUSTMENT OF WARRANT PRICE UPON ISSUANCE OF ADDITIONAL STOCK. If and whenever after the Commencement Date, the Company issues, or in accordance with Section 3(d)(ii) is deemed to have issued, any Additional Stock to any person for a consideration per share less than the Warrant Price then in effect, then the Warrant Price in effect immediately before each such issuance shall forthwith be adjusted to a price determined by multiplying such Warrant Price by a fraction, the NUMERATOR of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Price; and the DENOMINATOR of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock. In addition, upon each adjustment of the Exercise Price under this Section 3, the number of Warrant Shares acquirable upon the exercise of this Warrant shall be adjusted to equal the number of shares determined by multiplying the Exercise Price in effect immediately prior to the adjustment of the Warrant Price by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to the adjustment of the Warrant Price and dividing the product thereof by the Exercise Price resulting from the adjustment of the Warrant Price.

                           (ii) EFFECT OF CERTAIN EVENTS. For purposes of
determining under Section (d)(i) the adjusted number of shares of Warrant Stock acquirable upon exercise of this Warrant, the following shall be applicable:

                                        (A) ISSUANCE OF RIGHTS OR OPTIONS. If
                    the Company in any manner issues, grants or sells (or otherwise becomes subject to) any options, rights, or warrants (collectively, "Options") to purchase Common Stock or securities that are convertible into or exchangeable for Common Stock ("Convertible Securities"), then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been sold on the date of issuance, grant or sale of such Options and to be outstanding, and the total maximum consideration receivable for such issue, grant and sale of the Options, Convertible Securities and Common Stock shall be deemed to have been received by the Company.

                                        (B) ISSUANCE OF CONVERTIBLE SECURITIES.
                    If the Company in any manner grants, issues or sells (or otherwise becomes subject to) any Convertible Securities, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been sold on the date of issuance, grant or sale of such Convertible Securities and to be outstanding, and the total maximum consideration receivable for such grant, issue and sale of the Convertible Securities and Common Stock shall be deemed to have been received by the Company.

                                        (C) TREATMENT OF EXPIRED OPTIONS AND
                    UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the number of shares of Warrant Stock acquirable hereunder shall be adjusted to the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued and the consideration for such exercise never been received.

                                        (D) TREASURY SHARES. The number of
                    shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.

                                        (E) RECORD DATE. If the Company takes a
                    record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (iii) In the case of the issuance of Additional Stock
for cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

                           (iv) "Additional Stock" shall mean any shares of
Common Stock issued (or deemed to have been issued pursuant to clause (ii) of this Section 3(d)) by the Company after the Commencement Date, other than shares of Common Stock issued or issuable:

                                        (A) to officers, directors, employees
                    and consultants of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company; or

                                        (B) upon conversion of the Class A, B,
                    C, D or E Preferred Stock of the Company or the exercise of warrants issued by the Company before or on the Commencement Date.

                           (v) CERTAIN EVENTS. If any event occurs of the type
contemplated by the provisions of this Section 3(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the number of shares of Warrant Stock obtainable upon exercise of this Warrant and in the Warrant Price so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this
Section 3.

                  (e) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

                  (f) NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Class F Preferred Stock other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

                  (g) FRACTIONAL SHARES. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

         4. NO SHAREHOLDER RIGHTS. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

         5. RESERVATION OF STOCK. On and after the date hereof, the Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

         6. EXERCISE OF WARRANT. This Warrant may be exercised as a whole or in part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 1 AND 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

         7. CONVERSION. In lieu of exercising this Warrant or any portion hereof, at any time after the occurrence of a Change-In-Control Event or the filing of a registration statement for an initial underwritten public offering of securities by the Company, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 2 AND 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                 X=(P)(Y)(A-B)/A

         where X =         the number of shares of Warrant Stock to be issued to
                           the Holder for the portion of the Warrant being converted.

                           P = the portion of the Warrant being converted expressed as a decimal fraction.

                           Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                           A = the fair market value of one share of Warrant Stock which means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

                           B =      the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of a Change-In-Control Event as to which
Section 3(c) is applicable, the Holder shall receive the consideration contemplated by Section 3(c) in lieu of Warrants Stock of the Company.

         8. TRANSFER OF WARRANT. This Warrant may be transferred or assigned by the Holder hereof as a whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

         9. TERMINATION. This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

         10. MISCELLANEOUS. This Warrant shall be governed by the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts to be entered into and performed entirely in Massachusetts by Massachusetts residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

         ISSUED:  April 21, 2000

                  BEACON POWER CORPORATION

                  By:__________________________________

                  Name:    William E. Stanton

                  Title:   President

                                  Attachment 1

NOTICE OF EXERCISE

TO:      BEACON POWER CORPORATION

1. The undersigned hereby elects to purchase _______________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:



                         ------------------------------
                                     (Name)

                         -------------------------------
                                    (Address)

---------------------------------------     -----------------------------------
(Date)   (Name of Warrant Holder)

   By:_________________________________

   Title:______________________________

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                      Shares of the Class F Preferred Stock
                     (as defined in the attached Warrant) of
                            BEACON POWER CORPORATION

         In connection with the purchase of the above-listed securities, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

         Dated:________________________

         _______________________________________
         (Typed or Printed Name)

         By:____________________________________
              (Signature)

         _______________________________________
         (Title)

                                  Attachment 3

NOTICE OF CONVERSION

TO:      BEACON POWER CORPORATION

1. The undersigned hereby elects to acquire _______________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, by conversion of _________ percent (_____%) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                         ------------------------------
                                     (Name)

                         -------------------------------
                                    (Address)

---------------------------------------     -----------------------------------
(Date)   (Name of Warrant Holder)

     By:________________________________

     Title:_______________________________
        (Title and signature of authorized person)

                      WARRANTS OF BEACON POWER CORPORATION

                   ISSUED PURSUANT TO CLASS F BRIDGE FINANCING

----------------------------------------------------- ---------------------------------------------------------
                      Name of Holder                    Number of shares of common stock underlying warrant
----------------------------------------------------- ---------------------------------------------------------
Perseus Capital, L.L.C.                                                        12,000
----------------------------------------------------- ---------------------------------------------------------
Micro-Generation Technology Fund, L.L.C.                                       4,000
----------------------------------------------------- ---------------------------------------------------------
Mechanical Technology, Inc.                                                    12,000
----------------------------------------------------- ---------------------------------------------------------
The Beacon Group Energy Investment II, L.P.                                    9,000
----------------------------------------------------- ---------------------------------------------------------
Penske Corporation                                                             4,000
----------------------------------------------------- ---------------------------------------------------------